THE MURPHY NEW
                                  WORLD FUNDS

                          (MONTEREY MUTUAL FUND LOGO)

                                   PROSPECTUS
                                 MARCH 29, 2002
                         (AS SUPPLEMENTED JULY 1, 2002)

                                   PROSPECTUS
                                 MARCH 29, 2002
                         (AS SUPPLEMENTED JULY 1, 2002)

                           THE MURPHY NEW WORLD FUNDS

        The Murphy New World Funds are three no load mutual funds in the Monterey Mutual Fund family advised by Murphy Investment Management, Inc.

                        The Murphy New World Funds are:

                    Murphy New World Technology Fund (MNWTX)
                  Murphy New World Biotechnology Fund (MNWBX)
                 Murphy New World Core Technology Fund (MNWCX)

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the Murphy New World Funds invest and the services they offer to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
        if this Prospectus is Accurate or Complete.  Any Representation to the Contrary is a Criminal Offense.

                             Murphy New World Funds
                                  P.O. Box 308
                        Half Moon Bay, California  94019
                                 (800) 669-1156

     The Murphy New World Funds are distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                            Page
Questions Every Investor Should Ask
  Before Investing in the Murphy New World Funds                               1
Fees and Expenses                                                              6
Investment Objective, Strategies and Risks                                     7
Management of the Funds                                                        8
The Funds' Share Price                                                         9
Purchasing Shares                                                             10
Redeeming Shares                                                              12
Exchanging Shares                                                             15
Dividends, Distributions and Taxes                                            16
Financial Highlights                                                          16

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                    INVESTING IN THE MURPHY NEW WORLD FUNDS

1. WHAT ARE THE FUNDS' GOALS?

   MURPHY NEW WORLD TECHNOLOGY FUND

   The Technology Fund seeks long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology.

   MURPHY NEW WORLD BIOTECHNOLOGY FUND

   The Biotechnology Fund seeks long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology.

   MURPHY NEW WORLD CORE TECHNOLOGY FUND

   The Core Technology Fund seeks to maximize total return through a combination of capital appreciation and income. The Core Technology Fund invests primarily in equity securities (including convertible securities) of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

   Each of the Murphy New World Funds invests in securities of companies that its investment adviser considers to be "technology" companies. The investment adviser broadly defines "technology" to include but not be limited to:

   o  semiconductors and electronic components

   o computers, computer services, computer peripherals and software, multimedia

   o  consumer electronics, electronic games, cable television, Internet

   o  pharmaceuticals, biotechnology, medical devices and instruments

   o  superconductivity, alternative energy and specialty materials

   The Biotechnology Fund differs from the Technology Fund and the Core Technology Fund in that it "concentrates" its investments in the biotechnology sector. This means at least 25% of its assets will be invested in securities of companies in the biotechnology sector. The investment adviser broadly defines "biotechnology" to include but not be limited to:

   o  drug development, production, delivery and distribution

   o  agricultural and industrial biotechnology

   o  genetic sequencing and mapping

   o biotechnology-based services and other advances resulting from research and development programs in the medical, animal and life sciences

   Each of the Murphy New World Funds invests primarily in common stocks and to a lesser extent in securities convertible into common stocks, such as convertible bonds, debentures and preferred stocks. Because of its investment objective the Core Technology Fund will likely invest a greater portion of its net assets in convertible securities than the Biotechnology Fund and the Technology Fund. The Core Technology Fund may invest without limitation in lower quality, high risk, high yielding debt securities, commonly referred to as "junk bonds."

   The investment adviser bases investment decisions for each of the Murphy New World Funds on company specific factors, not general economic conditions. In selecting investments for the Murphy New World Funds, the investment adviser looks for companies that are growing faster than the general market. When investing in convertible securities, the investment adviser considers a company's ability to meet its debt service obligations as well as its growth prospects. At any time the Murphy New World Funds may hold both "growth" investments and "value" investments. Each Fund's annual portfolio turnover rate may exceed 100%.

3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

   Investors in the Murphy New World Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

   o MARKET RISK: The prices of the securities, particularly the common stocks, in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o INTEREST RATE RISK: In general, the value of debt securities, including convertible securities, falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in the prices of debt securities.

   o CREDIT RISK: The issuers of debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

   o SMALLER CAPITALIZATION COMPANIES RISK: Many of the technology companies in which the Funds invest are smaller capitalization companies (i.e., companies with a market capitalization of $2 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

   o TECHNOLOGY COMPANIES RISK: Companies in the technology sectors have unpredictable earnings. Products offered by companies in the technology sectors are subject to risks of obsolescence and intense competition. Many technology companies are subject to extensive government regulation and may be affected by the enforcement of patent, trademark and other intellectual property laws. Securities of technology companies exhibit greater volatility than the overall market.

   o NON-DIVERSIFICATION RISK: Each of the Murphy New World Funds is a non-diversified investment company. As such they will invest in fewer securities than diversified investment companies and their performance may be more volatile. If the securities in which the Funds invest perform poorly, the Funds could incur greater losses than they would have had they invested in a greater number of securities.

   o CONVERTIBLE SECURITIES RISK: Convertible securities are subject to the market risks of common stocks, while also subject to interest rate and credit risks.

   o "JUNK BOND" RISK: "Junk Bonds" or high yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Core Technology Fund to sell a high yield security at the price at which it is being valued for purposes of calculating net asset value.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Murphy New World Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in any of the Murphy New World Funds.

4. HOW HAVE THE FUNDS PERFORMED?

   The bar charts and tables that follow provide some indication of the risks of investing in the Murphy New World Funds by showing changes in each Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks. Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                        MURPHY NEW WORLD TECHNOLOGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1994                    -2.90%
                         1995                    42.36%
                         1996                    13.76%
                         1997                   -17.30%
                         1998                    -8.02%
                         1999                    97.49%
                         2000                   -58.55%
                         2001                   -34.90%

Note: During the eight year period shown on the bar chart, the Fund's highest total return for a quarter was 47.18% (quarter ended December 31, 1999) and the lowest total return for a quarter was -43.53% (quarter ended December 31, 2000).

AVERAGE ANNUAL TOTAL RETURNS                                                                    SINCE THE INCEPTION DATE OF
(FOR THE PERIODS ENDING DECEMBER 31, 2001)                  PAST YEAR        PAST 5 YEARS       THE FUND (OCTOBER 21, 1993)
-----------------------------------------                   ---------        ------------       ---------------------------
Murphy New World Technology Fund
   Return before taxes                                       -34.90%           -16.52%                     -5.46%
   Return after taxes on distributions(1)<F1>                -34.90%           -17.72%                     -6.84%
   Return after taxes on distributions
     and sale of Fund shares(1)<F1>                          -21.25%           -12.21%                     -4.22%
S&P 500(2)<F2>(3)<F3>                                        -11.87%            10.70%                     13.75%

(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F3>   Reflects no deduction for fees, expenses and taxes.

                      MURPHY NEW WORLD BIOTECHNOLOGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1997                     0.95%
                         1998                   -12.60%
                         1999                    20.86%
                         2000                    63.99%
                         2001                   -17.63%

Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 39.69% (quarter ended March 31, 2000) and the lowest total return for a quarter was -38.66% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)             PAST YEAR      PAST 5 YEARS      SINCE DECEMBER 20, 1996(1)<F4>
------------------------------------------             ---------      ------------      ------------------------------
Murphy New World Biotechnology Fund
   Return before taxes                                  -17.63%           7.57%                      8.51%
   Return after taxes on distributions(2)<F5>           -17.63%           4.11%                      5.03%
   Return after taxes on distributions
     and sale of Fund shares(2)<F5>                     -10.74%           4.77%                      5.55%
S&P 500(3)<F6>                                          -11.87%          10.70%                     10.41%

 (1)<F4> The Fund's investment adviser, Murphy Investment Management, Inc., became investment adviser on this date.
 (2)<F5> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
 (3)<F6>   Reflects no deduction for fees, expenses and taxes.

                     MURPHY NEW WORLD CORE TECHNOLOGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1997                     1.04%
                         1998                   -12.78%
                         1999                    45.11%
                         2000                   -17.66%
                         2001                   -20.95%

Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 22.94% (quarter ended December 31, 1999) and the lowest total return for a quarter was - 24.23% (quarter ended December 31, 2000).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)             PAST YEAR        PAST 5 YEARS       SINCE JANUARY 1, 1997(1)<F7>
------------------------------------------             ---------        ------------       ----------------------------
Murphy New World Core Technology Fund
   Return before taxes                                  -20.95%            -3.72%                     -3.72%
   Return after taxes on distributions(2)<F8>           -21.67%            -5.14%                     -5.14%
   Return after taxes on distributions
     and sale of Fund shares(2)<F8>                     -12.76%            -3.47%                     -3.47%
S&P 500(3)<F9>                                          -11.87%            10.70%                     10.70%

(1)<F7> The Fund's investment adviser, Murphy Investment Management, Inc., became investment adviser on this date.
(2)<F8> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)<F9>   Reflects no deduction for fees, expenses and taxes.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Murphy New World Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                 TECHNOLOGY FUND    BIOTECHNOLOGY FUND   CORE TECHNOLOGY FUND
                                                                 ---------------    ------------------   --------------------
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a percentage
     of offering price)                                          No Sales Charge     No Sales Charge       No Sales Charge
   Maximum Deferred Sales Charge (Load)                            No Deferred         No Deferred           No Deferred
                                                                  Sales Charge         Sales Charge          Sales Charge
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends
     And Distributions                                           No Sales Charge     No Sales Charge       No Sales Charge
   Redemption Fee                                                     None                 None                  None
   Exchange Fee                                                       None                 None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                    1.00%               1.00%                 0.63%
   Distribution and/or Service (12b-1) Fees                           0.25%               0.25%                 0.25%
   Other Expenses                                                     3.55%               0.76%                 5.80%
   Total Annual Fund Operating Expenses                               4.80%*<F10>         2.01%*<F10>           6.68%*<F10>

 *<F10> Each of the Murphy New World Funds had actual Total Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown. The investment adviser, Murphy Investment Management, Inc., reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.99%. Murphy Investment Management, Inc. may discontinue reimbursing the Murphy New World Funds at any time but will not do so prior to November 30, 2002.

EXAMPLE

  This example is intended to help you compare the cost of investing in the Murphy New World Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
                           ------        -------        -------        --------
Technology Fund             $480          $1,444         $2,412         $4,848
Biotechnology Fund          $204          $  630         $1,083         $2,338
Core Technology Fund        $662          $1,954         $3,203         $6,145

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  The Technology Fund's investment objective is long-term growth of capital through investing primarily (normally 80% or more of its net assets) in equity securities of companies that Murphy Investment Management, Inc. (the "Adviser") believes can produce products or services that provide or benefit from advances in technology. The Biotechnology Fund's investment objective is long-term growth of capital through investing primarily (normally 80% or more of its net assets) in equity securities that the Adviser believes can produce products or services that provide or benefit from advances in biotechnology. The Core Technology Fund's investment objective is to maximize total return through a combination of capital appreciation and income. The Core Technology Fund invests primarily (normally 80% or more of its net assets) in equity securities of companies the Adviser believes can produce products or services that provide or benefit from advances in technology. None of the Murphy New World Funds may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Murphy New World Funds might not appreciate and investors could lose money.

  Each of the Murphy New World Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Technology Fund and the Biotechnology Fund will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Similarly the Core Technology Fund would not seek capital appreciation when it invests in money market instruments. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

  Our Adviser believes in "bottom up" investing. This means our Adviser bases investment decisions on company specific factors (like new products or changes in management) not general economic conditions (like interest rate changes or general stock market trends). When researching potential investments, our Adviser will, if appropriate:

  o  Attend trade shows

  o  Interview management

  o  Talk with competitors, suppliers and customers

  o  Review public filings and brokerage research

  In managing the Murphy New World Funds, our Adviser will look for companies that are growing faster than the general market. Stocks of fast growing technology and biotechnology companies frequently have higher price-earnings ratios than the general market. Our Adviser invests in stocks of companies of all sizes. While our Adviser invests in fast growing companies, it takes a "value" approach to investing. This means it looks for companies that it believes are attractively priced relative to their growth prospects.

  In managing the Technology Fund (and to a lesser extent the Core Technology
Fund), our Adviser will rotate investments among the various industries of the technology sector. Our Adviser does so because the various technology industries frequently fall in and out of favor with investors. When an industry is out of favor with investors, the stocks of growing companies in that industry are frequently more attractively priced than stock of companies in the industries that are in favor with investors.

  Our Adviser takes a slightly different approach in managing the Core Technology Fund because of its greater emphasis in investing in convertible securities. Although it uses a "bottom up" investment approach, our Adviser, when investing in convertible securities, considers a company's ability to meet its debt service obligations, as well as its growth prospects. In selecting investments in convertible securities for the Core Technology Fund our Adviser considers both the attractiveness of the convertible security's yield as well as its conversion feature. Our Adviser will purchase some investments for the Core Technology Fund primarily because of the potential for income and others primarily because of the potential for capital appreciation.

                               PORTFOLIO TURNOVER

  Each Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with the investment practices in which the Murphy New World Funds will at times engage, but which practices are not principal investment strategies. These include:

  o RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. Our Adviser may purchase put or call options on stock indexes to reduce or increase a Fund's equity exposure, and may purchase or write put or call options on individual securities in an effort to obtain growth of capital, to generate income or for hedging purposes. If a Fund purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. If a Fund writes a call option, it may incur the risk of lost opportunity if the price of the underlying security rises in value. If a Fund writes a put option, it may realize a loss if the underlying security declines in value. Only the Core Technology Fund will write put options. It is possible that there may be times when a market for a Fund's outstanding options does not exist.

  o RISKS ASSOCIATED WITH SHORT SALES. Our Adviser may effect a "short sale" of a security when it thinks that it will decline in value. A Fund's investment performance will suffer if a security for which the Fund has effected a short sale appreciates in value. A Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

  o RISKS ASSOCIATED WITH LEVERAGE. Our Adviser may increase each of the Fund's ownership of securities by purchasing securities with borrowed funds. This speculative investment practice is called "leverage". When a Fund engages in "leverage", its net asset value will tend to increase or decrease more than otherwise would be the case.

                            MANAGEMENT OF THE FUNDS

       MURPHY INVESTMENT MANAGEMENT, INC. MANAGES THE FUNDS' INVESTMENTS.

  Murphy Investment Management, Inc. (the "Adviser") is the investment adviser to each of the Murphy New World Funds. The Adviser's address is:

      2830 North Cabrillo Highway, P.O. Box 308, Half Moon Bay, CA  94019

  As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. It makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, each Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

               Murphy New World Biotechnology Fund          1.00%
               Murphy New World Technology Fund             1.00%
               Murphy New World Core Technology Fund        0.625%

The investment advisory fee paid by the Core Technology Fund is lower at various asset levels.

  The day-to-day management of each Fund's portfolio is conducted by a committee of employees of the Adviser.

                               DISTRIBUTION FEES

  The Funds have adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows a Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

  1.  Read this Prospectus carefully

  2. Determine how much you want to invest keeping in mind the following minimums:

      A. NEW ACCOUNTS

         o  Individual Retirement Accounts and
            qualified retirement plans                                   $  100
         o  Automatic Investment Plan                                    $  100
         o  All other accounts                                           $1,000

      B. EXISTING ACCOUNTS

         o  Dividend reinvestment                                    No Minimum
         o  All Accounts                                                   $ 50

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to your Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. (The Funds have additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.

  4. Make your check payable to "Monterey Mutual Fund." All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Funds will not accept cash or third party checks. UMB FUND SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

  5.  Send the application and check to:

      Monterey Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

  6.  Purchasing Shares By Wire:

      You may purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the transfer agent at 1-800-628-9403 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      UMB Bank, N.A.
      ABA #101000695
      For credit to Monterey Mutual Fund
      Acct. # 9871062791
      For further credit to:
        Investor Account #_______________
        Name or Account Registration
        SSN or TIN
        Identify which fund to purchase

      You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Murphy New World Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

  The Funds may reject any share purchase application for any reason.  The
Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds. Shares of The Murphy New World Fund may not be available in all states.

  The Fund will send investors a written confirmation for all purchases of shares.

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House). The Funds offer the following retirement plans:

  o  Traditional IRA                              o  Roth IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-628-9403. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:

      o  the name of the Fund(s)

      o  account number(s)

      o  the amount of money or number of shares being redeemed

      o  the name(s) on the account

      o  daytime phone number

      o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

      o The redemption proceeds are to be sent to an address other than the address of record

      o  The redemption proceeds exceed $50,000.

  A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE
GUARANTEE.

  4.  Send the letter of instruction to:
      Monterey Mutual Fund
      c/o UMBFund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct UMB Fund Services, Inc. that you want the option of redeeming shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call UMB Fund Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  1. UMB Fund Services, Inc. receives your written request in proper form with all required information.

  2. UMB Fund Services, Inc. receives your authorized telephone request with all required information.

  3. A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

  For those shareholders who redeem shares by mail or by telephone, UMB Fund Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. UMB Fund Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and UMB Fund Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor UMB Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMB Fund Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

  7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of any of the Murphy New World Funds may be exchanged for shares of

  o  Any other Murphy New World Fund

  o  Or the following Monterey Mutual Fund

     -  PIA Short-Term Government Securities Fund
     -  PIA Total Return Bond Fund

at their relative net asset values. Shares of the Murphy New World Funds may not be exchanged for shares of the OCM Gold Fund or the PIA Equity Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1.  Read this Prospectus and, if applicable, the Prospectus for the PIA
      Funds.

  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Funds have the same minimum requirements as the Murphy New World Funds.)

  3. Call UMB Fund Services, Inc. at 1-800-628-9403 between the hours of 8:00 a.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling UMB Fund Services, Inc., you must instruct UMB Fund Services, Inc. that you want the option of exchanging shares. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

  o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMB Fund Services, Inc. or by calling 1-800-628-9403.

  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

  The financial highlights tables are intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the three fiscal years beginning with the fiscal year ended November 30, 1999 and by other independent accountants for fiscal years prior to 1999. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                        MURPHY NEW WORLD TECHNOLOGY FUND

                                                                                FOR THE YEARS ENDED

                                                        11/30/01       11/30/00       11/30/99       11/30/98     11/30/97(1)<F11>
                                                        --------       --------       --------       --------     ----------------
Net Asset Value, Beginning of Period                    $ 10.75        $ 21.17        $ 11.64        $ 19.18           $ 20.51
                                                        -------        -------        -------        -------           -------
Income from investment operations:
  Net Investment Loss                                     (0.12)         (0.13)         (0.17)         (0.31)            (0.33)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (3.81)        (10.06)          9.70          (4.77)            (0.40)
                                                        -------        -------        -------        -------           -------
Total from Investment Operations                          (3.93)        (10.19)          9.53          (5.08)            (0.73)
                                                        -------        -------        -------        -------           -------
Less Distributions:
  Distributions from net realized gains                   (0.28)         (0.23)          0.00          (2.46)            (0.60)
                                                        -------        -------        -------        -------           -------
Net Asset Value, End of Period                          $  6.54        $ 10.75        $ 21.17        $ 11.64           $ 19.18
                                                        -------        -------        -------        -------           -------
                                                        -------        -------        -------        -------           -------
TOTAL RETURN                                            (37.53%)       (48.71%)        81.87%        (28.51%)           (3.69%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                      $2,388         $3,804         $2,505         $1,016            $1,439
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            4.80%          3.11%          6.10%          7.14%             8.13%
  After expense reimbursement                             1.99%          1.99%          1.99%          2.44%             2.44%
Ratio of Net Investment (Loss) to
  Average Net Assets                                     (1.71%)        (1.05%)        (1.32%)        (2.20%)           (1.96%)
Portfolio Turnover Rate                                    199%           628%           435%           143%               57%

(1)<F11> Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the Technology Fund.

                      MURPHY NEW WORLD BIOTECHNOLOGY FUND

                                                                                FOR THE YEARS ENDED

                                                        11/30/01       11/30/00       11/30/99       11/30/98     11/30/97(1)<F12>
                                                        --------       --------       --------       --------     ----------------
Net Asset Value, Beginning of Period                    $ 11.82        $  7.60        $  6.39        $  8.07           $  7.19
                                                        -------        -------        -------        -------           -------
Income from investment operations:
  Net Investment Income (Loss)                            (0.07)          0.01           0.00          (0.15)            (0.16)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (0.43)          4.42           1.21          (1.53)             1.04
                                                        -------        -------        -------        -------           -------
Total from Investment Operations                          (0.50)          4.43           1.21          (1.68)             0.88
                                                        -------        -------        -------        -------           -------
Less Distributions:
  Dividends from net investment income                    (0.02)          0.00           0.00           0.00              0.00
  Distributions from net realized gains                   (4.73)         (0.21)          0.00           0.00              0.00
                                                        -------        -------        -------        -------           -------
Total Distributions                                       (4.75)         (0.21)          0.00           0.00              0.00
                                                        -------        -------        -------        -------           -------
Net Asset Value, End of Period                          $  6.57        $ 11.82        $  7.60        $  6.39           $  8.07
                                                        -------        -------        -------        -------           -------
                                                        -------        -------        -------        -------           -------
TOTAL RETURN                                            (12.06%)        59.99%         18.94%        (20.82%)           12.24%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                     $12,834        $20,326         $4,658         $3,958            $2,353
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            2.01%          1.89%          3.27%          3.79%             8.58%
  After expense reimbursement                             1.99%          1.89%          1.99%          2.44%             2.47%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                     (1.01%)         0.16%          0.02%         (2.11%)           (1.98%)
Portfolio Turnover Rate                                  1,848%         1,355%           314%           459%               15%

(1)<F12> Prior to December 20, 1996, Monitrend Investment Management, Inc. was investment adviser to the Biotechnology Fund. Prior to March 31, 1997 the investment objective of the Biotechnology Fund was long-term growth of capital through investing primarily in equity securities of companies engaged in activities relating to the gaming and leisure industry.

                     MURPHY NEW WORLD CORE TECHNOLOGY FUND

                                                                                FOR THE YEARS ENDED

                                                        11/30/01       11/30/00       11/30/99       11/30/98     11/30/97(1)<F13>
                                                        --------       --------       --------       --------     ----------------
Net Asset Value, Beginning of Period                    $ 24.53        $ 28.86        $ 22.14        $ 26.52           $ 26.64
                                                        -------        -------        -------        -------           -------
Income from investment operations:
  Net Investment Income                                    0.37           1.01           1.05           1.19              0.21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (4.77)         (4.29)          6.79          (5.27)            (0.33)
                                                        -------        -------        -------        -------           -------
Total from Investment Operations                          (4.40)         (3.28)          7.84          (4.08)            (0.12)
                                                        -------        -------        -------        -------           -------
Less Distributions:
  Dividends (from net investment income)                  (1.05)         (1.05)         (1.12)         (0.30)             0.00
  Distributions (from net realized gains)                 (0.31)          0.00           0.00           0.00              0.00
  Return of capital                                       (0.27)          0.00           0.00           0.00              0.00
                                                        -------        -------        -------        -------           -------
Total Distributions                                       (1.63)         (1.05)         (1.12)         (0.30)             0.00
                                                        -------        -------        -------        -------           -------
Net Asset Value, End of Period                          $ 18.50        $ 24.53        $ 28.86        $ 22.14           $ 26.52
                                                        -------        -------        -------        -------           -------
                                                        -------        -------        -------        -------           -------
TOTAL RETURN                                            (19.35%)       (11.70%)        37.16%        (15.55%)           (0.45%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                      $1,169         $1,706         $1,464         $1,123            $1,435
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            6.68%          4.94%          6.91%          6.94%             6.83%
  After expense reimbursement                             1.99%          1.99%          1.99%          2.44%             2.44%
Ratio of Net Investment Income to
  Average Net Assets                                      1.45%          3.38%          3.99%          4.64%             0.76%
Portfolio Turnover Rate                                    234%           466%           156%            29%               86%

(1)<F13> Prior to January 1, 1997 MidCap Associates, Inc. was the investment adviser to the Core Technology Fund and the Core Technology Fund invested primarily in common stocks included in the S&P 500 Index.

  To learn more about the Murphy New World Funds you may want to read the Murphy New World Funds' Statement of Additional Information (or "SAI") which contains additional information about the Murphy New World Funds. The Murphy New World Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Murphy New World Funds' investments by reading the Murphy New World Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Murphy New World Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403.

  Prospective investors and shareholders who have questions about the Murphy New World Funds may also call the following number or write to the following address.

                             Murphy New World Funds
                                  P.O. Box 308
                        Half Moon Bay, California  94019
                                 (800) 669-1156
                             www.montereyfunds.com

  The general public can review and copy information about the Murphy New World Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Murphy New World Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-6009

  Please refer to the Murphy New World Funds' Investment Company Act File No., 811-04010, when seeking information about the Murphy New World Funds from the Securities and Exchange Commission.